UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2008 (July 23, 2007)

Orbitz Worldwide, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0001394159	20-5337455
(State or Other Jurisdiction of	(Commission	(I.R.S. Employer Identification
Incorporation)	File Number)	No.)

500 W. Madison Street,
Suite 1000
Chicago, Illinois	60661
(Address of Principal Executive Offices)	(Zip Code)

(312) 894 5000

 (Registrant’s telephone number, including area code)

None

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On July 27, 2007, Orbitz Worldwide, Inc. filed a Current Report on Form 8-K under Items 1.01, 2.03 and 9.01 to which it attached a number of exhibits, including a Master License Agreement, dated as of July 23, 2007, a Master Supply and Services Agreement, dated as of July 23, 2007, a Subscriber Services Agreement, dated as of July 23, 2007 and a Software License Agreement, dated as of July 23, 2007. Orbitz Worldwide, Inc. is filing this Amendment No. 1 to the Form 8-K solely for the purpose of indicating on the exhibit index and on the first page of each of the aforementioned agreements that portions of the documents have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act of 1934.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d)           Exhibits

Exhibit No.	Description

10.5	†

Master License Agreement, dated as of July 23, 2007, by and among Galileo International Technology, LLC, Galileo International, LLC, Orbitz, LLC, ebookers Limited, Donvand Limited, Travelport for Business, Inc., Orbitz Development, LLC and Neat Group Corporation.

10.6	†	Master Supply and Services Agreement, dated as of July 23, 2007, by and among Orbitz Worldwide, LLC, Octopus Travel Group Limited and Donvand Limited.

10.7	†	Subscriber Services Agreement, dated as of July 23, 2007, by and among Orbitz Worldwide, Inc., Galileo International, L.L.C. and Galileo Nederland B.V.

10.8	†	Software License Agreement, dated as of July 23, 2007, by and between Orbitz Worldwide, LLC and ITA Software, Inc.

† Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ORBITZ WORLDWIDE, INC.

	By:	/s/ James P. Shaughnessy
	Name:	James P. Shaughnessy
	Title:	General Counsel

Date: February 27, 2008

EXHIBIT INDEX

Exhibit No.	Description

10.5	†

Master License Agreement, dated as of July 23, 2007, by and among Galileo International Technology, LLC, Galileo International, LLC, Orbitz, LLC, ebookers Limited, Donvand Limited, Travelport for Business, Inc., Orbitz Development, LLC and Neat Group Corporation.

10.6	†	Master Supply and Services Agreement, dated as of July 23, 2007, by and among Orbitz Worldwide, LLC, Octopus Travel Group Limited and Donvand Limited.

10.7	†	Subscriber Services Agreement, dated as of July 23, 2007, by and among Orbitz Worldwide, Inc., Galileo International, L.L.C. and Galileo Nederland B.V.

10.8	†	Software License Agreement, dated as of July 23, 2007, by and between Orbitz Worldwide, LLC and ITA Software, Inc.

† Portions of this document have been omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment pursuant to Rule 24b-2.